UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2022

Zanite Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 292-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZNTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZNTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ZNTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Zanite Acquisition Corp., a Delaware corporation (“Zanite” or the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of Embraer (“EAH”), and EVE UAM, LLC, a Delaware limited liability company and a wholly-owned subsidiary of EAH (“Eve”).

On March 25, 2022, Eve hosted an investor day at which Eve’s, Embraer’s and Zanite’s management presented an investor presentation relating to the proposed transactions contemplated by the Business Combination Agreement (the “business combination”). Furnished as Exhibit 99.1 and incorporated herein by reference is such presentation.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Zanite under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information about the Business Combination and Where to Find It

In connection with the business combination, on December 30, 2021, Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022 and as further amended by Amendment No. 2 to the preliminary proxy statement, filed on March 18, 2022) relating to the business combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that are filed or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Amendment No. 2 to the preliminary proxy statement filed with the SEC on March 18, 2022, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Zanite’s, Eve’s, Embraer’s and EAH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the PIPE Investment, the level of redemptions by Zanite’s public stockholders, the timing of the completion of the business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Zanite’s, Eve’s, Embraer’s and EAH’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Zanite, Eve, Embraer and EAH.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Zanite or Eve is not obtained and or that the proposed business combination and the private placement of common stock are not able to concurrently close; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Eve; (v) the outcome of any legal proceedings that may be instituted against Zanite, Embraer, EAH and/or Eve following the announcement of the business combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) Eve’s ability to grow and manage future growth , maintain relationships with customers and suppliers and retain its key employees; (ix) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (x) the effects of competition on Eve’s future business; (xi) the amount of redemption requests made by Zanite’s public stockholders; (xii) the ability of Zanite or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the business combination, (xvi) the impact of the global COVID-19 pandemic and (xvii) those factors discussed in Zanite’s Amendment No. 2 to the preliminary proxy statement filed with the SEC on March 18, 2022 under the heading “Risk Factors,” and other documents of Zanite filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Eve nor Zanite presently know or that Eve and Zanite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s and Zanite’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Eve and Zanite anticipate that subsequent events and developments will cause Eve’s and Zanite’s assessments to change. However, while Eve and Zanite may elect to update these forward-looking statements at some point in the future, Eve and Zanite specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s and Zanite’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Day Presentation, dated as of March 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANITE ACQUISITION CORP.

Dated: March 28, 2022	By:	/s/ Steven H. Rosen
Name: Steven H. Rosen
Title: Co-Chief Executive Officer

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Exhibit 99.1

INVERSTOR DAY

DISCLAIMER Projections This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2020 through 2030. All projections, estimates, goals, 2020 Preliminary Financial Information various targets, estimates plans, trends and or assumptions other statements concerning with respect future industry to future performance, results or future general events business, in this economic presentation, and including regulatory projected conditions, revenue, market are conditions forward-looking for the statements Company’s that products (i) reflect and Eve’s information audited forconsoli dated the twelve months financial ended statements December for the 31, twelve 2020 months that is based end edsolely December on Eve’s 31, 2020 management’s are not yetestimates available.reflecting This presentation currently includes availablecertain preliminary preliminary information, unaudited and financial remains and other Zanite matters, andwhich (iii) should assumptions not be regarded may or may as a not representation prove to be correct, by Eve, (ii) Zanite are inherently or any other subject person to significant that such estimates, contingencies forecasts and uncertainties, or projections many will be of achieved which are . Neither outside Zanite’s the control norof Eve’s Eve subject this financial to Eve’s information consideration . Eve’s offinal subsequent consolidated events financial . Eve’s results independent as of registered and for the public twelve accounting months ended firm has December not audited 31, or 2020 reviewed, may materially and does differ not express from thean estimates opinion with and the respect interim to, neither independent of them auditors expressed have an studied, opinion reviewed, or provided compiled any other or performed form of assurance any procedures with respect with respect theretoto for the projections purpose of for this the presentation purpose of .their These inclusion projections in this are presentation, for illustrative and purposes accordingly, only Statements balances set .” forth in this presentation. Such estimates constitute forward-looking statements and are subject to risks and uncertainties, including those described under “Forward-Looking occur and should that could not be affect relied the upon outcome as being of such necessarily projections, indicative estimates, of future goals, results targets, . Actual plans, results trendscan and be other expected statements to vary . You and must those make variations your own may determinations be material. Unanticipated as to the reasonableness events may Participation Eve and Zanite in Solicitation and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Zanite’s shareholders in connection of one these or more projections, unexpected estimates, eventsgoals, occur,targets, the performance plans, trends and and results other set statements forth in such and projections, should also estimates, note that ifgoals, one or targets, more estimates plans, trends change, and or other one statements or more assumptions may not beare achieved not met, . We or with and officers the proposed in Zanite’s Transaction filings with . Investors the SEC, and including security holders Zanite’smay annual obtain report more on detailed Form 10 information -K/A, whichregarding was originally the names filed with andthe interests SEC on in the June proposed 14, 2021 Transaction . To the extent of Zanite’s that holdings directors of can an indication give no assurance that Eve and as Zanite, to future oroperations, their representatives, performance, considered results or orevents consider . The the inclusion financialof projections, financial projections, estimates and estimates targetsand to be targets a reliable in this prediction presentation of future should events not. be regarded as Zanite’s Ownership securities on Form have 4 filed changed with the from SEC the . Information amounts reported regarding in Zanite’s the persons registration who may, statement under SEC on Form rules,S be -1,deemed such changes participants have in been the or solicitation will be reflected of proxies onto Statements Zanite’s shareholders of Change in in Use of Non-GAAP Financial Metrics connection with the proposed Transaction is set forth in the proxy statement for the proposed Transaction, a preliminary version of which has been filed by Zanite with the SEC. This EBITDA presentation margin, free includes cash flow, certain non financial -GAAP gross measures profit not and presented non-GAAP in gross accordance margin with (including generally on aaccepted forward-looking accounting basis) principles and certain in the other United ratiosStates and other (“GAAP”), metrics including derived therefrom EBITDA, . Trademarks This presentation includes logos or other words or devices that may be registered trademarks of their respective owners. Solely for convenience, some of the trademarks, service marks, as The EBITDA Company divided defines by EBITDA revenue.as The netCompany income (loss) defines before freedepreciation cash flow as and cash amortization, flow from operations income taxes, minus interest capital income expenditures / (expense) . The and Company stock-based defines compensation, non-GAAP gross and EBITDA profit asmargin gross trade rightsnames of the applicable and copyrights owners, referred if any, toto in these this presentation trademarks, may service be listed marks, without tradethe names TM, SM, and copyrights © or ® symbols, . This presentation but Zanite and and Eve itswill contents assert,are to the not fullest endorsed, extent sponsored under applicable or affiliated law,with the profit revenue excluding . Thesedepreciation financial measures and amortization are not measures and stock of-based financial compensation performanceexpense in accordance included with in cost GAAP of and goods may sold, exclude and non items -GAAP that gross are significant margin as in non understanding -GAAP gross and profit assessing dividedour by any trademark owner. You financial should results be .aware Therefore, that our these presentation measures should of these not measures be considered may not in isolation be comparable or as an to alternative similarly to titled netmeasures loss or other used measures by otherofcompanies, profitability,which liquidity may or performance be defined and under calculated GAAP. Zanite Additional intends Information to submit About thethe Transaction Transaction to its and security Where holders to Find It for their consideration. The Company has filed a preliminary proxy statement with the SEC and intends to file a proxy management differently. Eve uses believes forward that -looking these non non -GAAP -GAAPmeasures measures ofto financial evaluate results Eve’s (including projected on financials a forward and -looking operating basis) performance provide useful . Other supplemental companies information may calculate to investors non-GAAP about Eve measures . Eve’s solicitation statement with for proxies the SEC, for the which vote will by include Zanite’sashareholders preliminary proxy in connection statement with and theaTransaction definitive proxy and other statement, matters toas bedescribed distributed in to the Zanite’s definitive securityholders proxy statement in. connection After the definitive with Zanite’s proxy measures differently,of or other may companies use other .measures Management to calculate does not their consider financial these performance, non-GAAP and measures therefore in isolation the Company’s or as an non alternative -GAAP to measures financial may measures not be determined directly comparable in accordance to similarly with GAAP titled . on statement the Transaction on Form. DEFM14A Investors and has security been filed, holders Zanite ofwill Zanite mail and the definitive Eve are urged proxy statement to read the and proxy other statement relevant and documents other relevant to its securityholders documents that as have of the been record ordate will be established filed withfor thevoting SEC The statements principal . Given limitation the of inherent these non uncertainty -GAAP financial regarding measures projections, is that projected they exclude non-GAAP significant measures expenses have and notincome been reconciled that are required back toby the GAAP nearest to be GAAP recorded measure in the . In Company’s addition, they financial are obtain carefully free and copies in their of the entirety proxy when statement they become and other available documents because containing they will important containinformation important information about Zanite about and Eve the proposed through the Transaction website maintained . Investorsby and thesecurity SEC atholders www.sec will .gov be . Copies able to financial subject to measures inherent.limitations You should asreview they reflect the Company’s the exercise and ofZanite’s judgments audited by management financial statements, about which which expense will beand included income in are the excluded definitive or proxy included statement in determining relating tothese the Transaction non-GAAP. Inquiries of the documents regardingfiled this with presentation the SECmay by Zanite be directed can be to obtained Steven Hfree . Rosen, of charge Co-Chief by directing Executive a written Officer, request at 25101 to Chagrin Zanite at Boulevard, 25101 Chagrin Suite 350, Boulevard, Cleveland, Suite Ohio 350,44122 Cleveland, or by Ohio calling 44122 (216). Reconciliations forward-looking of non historical -GAAP financial non-GAAP measures measures aretoprovided, their mo st they directly are presented comparable on GAAP a non-counterparts GAAP basis are without included reconciliations in the Appendix of such toforward this presentation -looking non . Additionally, -GAAP measures to the extent due to that the 292-0200. inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. INVESTMENT HAS ANY AUTHORITY IN ANY SECURITIES PASSED UPON DESCRIBED OR ENDORSED HEREIN THE HAS MERITS NOT BEEN OF THE APPROVED OFFERING OR ORDISAPPROVED THE ACCURACY BYOR THE ADEQUACY SEC OR ANY OF THE OTHER INFORMATION REGULATORY CONTAINED AUTHORITY HEREIN NOR. The Private securities Placement to which this presentation relates have not been registered under the Securities Act, or the securities laws of any other jurisdiction. This presentation relates to securities ANY REPRESENTATION TO THE CONTRARY IS A OFFENSE. that securities Zanitethat intends do not to offer involve 296057 in reliance a public on offering exemptions . The -securities 004 from the have registration not been requirements approved 25Mar2022 or of the recommended Securities Act by any and federal, other applicable state 03:09 or laws foreign . These securities exemptions authorities, apply nor to offers have any and QTA of sales these of Page 71 authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a offense.

MISSION

ABILITY ESSIBILITY

CONNECT PEOPLE

KEEP AVIATION

COMMITTED TO NNEUTRALITY

HISTOR 2017 ORIGIN

HISTORY 2017 2020 ORIGIN INDEPENDENT

HISTORY 2017 2020 2021 ORIGIN INDEPENDENT TRANSACTION ANNOUNCED

HISTORY 2017 2020 2021 2022 ORIGIN INDEPENDENT TRANSACTION EVEX@ ANNOUNCED NYSE

INVESTMENT HIGHLIGHTS Attractive Business Fundamentals

INVESTMENT HIGHLIGHTS MASSIVE GLOBAL MARKET Attractive Business Fundamentals

INVESTMENT MASSIVE GLOBAL MARKET HIGHLIGHTS SCALABLE & SUSTAINABLE SOLUTION Attractive Business Fundamentals

INVESTMENT MASSIVE GLOBAL MARKET HIGHLIGHTS SCALABLE & SUSTAINABLE SOLUTION Attractive Business Fundamentals EXPERIENCED TEAM

INVESTMENT HIGHLIGHTS EMBRAER’S STRATEGIC SUPPORT Significant Execution Advantages

INVESTMENT EMBRAER’S STRATEGIC SUPPORT HIGHLIGHTS POWERFUL PARTNER NETWORK Significant Execution Advantages

INVESTMENT EMBRAER’S STRATEGIC SUPPORT HIGHLIGHTS POWERFUL PARTNER NETWORK Significant Execution Advantages SIGNIFICANT REVENUE VISIBILITY

HUMAN CENTRIC OUTSIDE-IN APPROACH DESIGN

HUMAN CENTRIC OUTSIDE-IN APPROACH DESIGN COLLABORATIVE

HUMAN OUTSIDE-IN APPROACH CENTRIC DESIGN COLLABORATIVE EXPERIMENTATION AND VALIDATION

INVESTOR DAY

UNIQUE DEAL TRANSACTION = RELEVANT PLAYER FUNDAMENTALS 3RD LARGEST + SPAC GLOBAL OEM SPONSOR

TRANSACTION EXPECTED OVERVIEW $ PROCEEDS 500 MILLION

TRANSACTION OVERVIEW Pipe Participants

TRANSACTION OVERVIEW USE OF PROCEEDS

INVESTOR DAY

MARKET HOW BIG SIZE

MARKET $31 BILLION SIZE IN 2030 *KPMG

MARKET $58 BILLION SIZE IN 2035 *KPMG

MARKET $119 BILLION SIZE IN 2040 *KPMG

MARKET $0.76 TRILLION SIZE GLOBAL TAM IN 2040 *KPMG

DRIVING FORCES

DRIVING URB FORCES

DRIVING RE FORCES

DRIVING R FORCES

INVESTOR DAY

ANAC AS PRIMARY CERTIFICATION REGULATOR

PROCESS CERTIFICATION KICK- STARTED

FASTER PATH TO CERTIFICATION CERTIFICATE AT ANAC

30 PROJECTS CERTIFIED CERTIFICATION IN THE LAST 30 YEARS

COMPREHENSIVE SERVICE AND SUPPORT

COMPREHENSIVE VITAL ASPECT T SERVICE AND SUPPORT AIRCRAFT KEY SELLING POINT ATTRACTIVE SOURCE OF REVENUE EMBRAER GLOBAL S&S FOOTPRINT

BENEFITS OF OUR APPROACH IENCY SCALABILITY LOWER RISK LOWER FRICTION

URBAN AIR SYSTEM TRAFFIC SERVICES MANAGEMENT TECHNOLOGIES SUPPORT THE INTEGRATED OPERATION

ECONOMIC DIFFERENTIATED OPERATION BUSINESS MODEL SIGNIFICANT COST ADVANTAGE

LEVERAGING ECMLABSRSAE C RA ’ S PA W BO I L RILTD I E S WORLD CLASS INFRASTRUCTURE

L E V E R A G I N G E CM L A BS RS A EC RA ’ S PA W BO I L RILTD I E S ACCESS TO 5,000 EMPLOYEES

L E V E R A G I N G E CM L A BS RS A EC RA ’ S PA W BO I L RILTD I E S LABOR ADVANTAGE COST

L E V E R A G I N G E CM L A BS RS A EC RA ’ S PA W BO I L RILTD I E S

VEHICLE AFFORDABLE EFFICIENCIES TICKET PRICES

VEHICLE COMPELLING COST EFFICIENCIES OF OPERATION

VEHICLE SIMPLE DESIGN EFFICIENCIES = GREATER RELIABILITY, LOWER MAINTENANCE COSTS

VEHICLE LOW-COST AND SCALABLE EFFICIENCIES MANUFACTURING

G LO B A L M A R K E T $ $ $ $ $ $ $ $

G L O B A L N E T W O R K Warehouses Owned Service Centers Authorized Service Centers

REVENUE EVTOL SALES MAJOR SERVICES & SUPPORT STREAMS URBAN AIR TRAFFIC MANAGEMENT (UATM) OPERATIONS WITH PARTNERS

$4.536 REVENUE GROWTH $3.047 PLAN $1.825 UATM $1.161 Fleet Operations $ in millions $305 Services and Support $21 $45 eVTO L 2024E 2025E 2026E 2027E 2028E 2029E 2030E

REVENUE GROWTH PLAN EVTOL SALES

REVENUE GROWTH PLAN SERVICES & SUPPORT

REVENUE GROWTH URBAN AIR TRAFFIC PLAN MANAGEMENT (UATM)

REVENUE GROWTH OPERATIONS PLAN WITH PARTNERS

P AR T NE R NE T W O RK OPERATING & RIDESHARING INFRASTRUCTURE TECHNOLOGY FINANCING LESSORS DEFENSE

CONCEPT OF FO JANEIRO

CONCEPT OF ECOSYSTEM LONDON, JOURNEY MELBOURNE (AUS) & MIAMI

WHY WE ARE HOLISTIC LEVERAGED DIFFERENT COLLABORATIVE OPEN

ADVANTAGES QUIET SAFER GREENER AFFORDABLE

VAL S, AND COMMUNITIES